THE GABELLI
      CONVERTIBLE
      SECURITIES
      FUND, INC.


      ANNUAL REPORT
      DECEMBER 31, 1998

      THE GABELLI
          CONVERTIBLE
          SECURITIES
          FUND, INC.



Our cover icon represents the underpinnings of Gabelli.
The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

INVESTMENT OBJECTIVE:

The Gabelli Convertible Securities Fund, Inc. is a closed-end, diversified management investment company whose primary objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities.

TO OUR SHAREHOLDERS,



      As hybrids, convertible securities prices are influenced by the performance of underlying equities and the prevailing trend in corporate bond prices. In the fourth quarter of 1998, stocks came roaring back and the S&P 500 Index closed the year with a 28.7% gain, recording its fourth consecutive year of double digit gains. Mid and small cap stocks also rebounded, but materially lagged the big cap market indices, with the S&P Mid-Cap Index posting a modest gain in 1998 and the Russell 2000 Index closing the year with a loss. Corporate bonds recovered from third quarter lows, while Treasury bond prices retreated from 30 year highs as investors migrated back to stocks.

INVESTMENT PERFORMANCE

      For the quarter ended December 31, 1998, The Gabelli Convertible Securities Fund, Inc.'s ("Convertible Securities Fund") net asset value increased 7.4% ending the quarter at $11.45 after adjusting for the $0.32 per share distribution paid on December 28, 1998. This compares to an increase of 10.9% for the Lipper Analytical Services, Inc. Convertible Securities Fund Index. For the twelve months ended December 31, 1998, the Fund increased 8.3%. This compares to an increase of 4.4% for the Lipper Convertible Securities Fund Index over this period.

      The three- and five-year average annual returns of the Convertible Securities Fund were 10.0% and 8.9%, respectively. Since inception on July 3, 1989 through December 31, 1998, the Convertible Securities Fund achieved a 148.0% total return which represents an average annual return of 10.0%.

      The Fund's common shares on the New York Stock Exchange ended the quarter at $11.25, up 13.5% for the quarter, up 18.4% for the past twelve months and up 41.8% from its initial price of $11.25 on March 31, 1995 after adjusting for the reinvestment of dividends totaling $3.765 per share which were paid during this period.

      Our Fund is managed with the goal of achieving a 600-800 basis point spread above long-term treasury yields. We hope to generate these returns over the long term. This is the type of performance that our Fund has been known for and we anticipate will continue in the future. Of course, there are no guarantees.

      Over the past few months the Fund's shares have traded at an average discount of approximately 4% to the net asset value. At these price levels, the Fund is an ideal opportunity for investors to add to their positions. Our monthly cash purchase program provides an easy way for registered Shareholders to acquire additional shares at the current market price at no commission. In addition, to underscore that "we eat our own cooking", the Adviser and its affiliates have announced their intention to buy up to one million common shares in the open market (569,264 of which have been acquired to date). The Fund has also instituted a share repurchase program which we discuss later in this report.


[GRAPHIC OMITTED]

      THE GABELLI
          CONVERTIBLE
          SECURITIES
          FUND, INC.

INVESTMENT RESULTS (a)(c)

--------------------------------------------------------------------------------

                                                                            QUARTER
                                                        -----------------------------------------
                                                         1ST           2ND         3RD          4TH             YEAR
                                                         ---           ---         ---          ---             ----
  1998:   Net Asset Value ...........................   $11.87        $11.66      $10.96      $11.45            $11.45
          Total Return ..............................     5.3%          0.0%       (4.2)%       7.4%              8.3%
--------------------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value ...........................   $11.13        $11.38      $11.81      $11.48            $11.48
          Total Return ..............................     1.7%          3.5%        5.0%        2.8%             13.5%
---------------------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value ...........................   $11.28        $11.33      $11.23      $11.08            $11.08
          Total Return ..............................     3.6%          1.6%        0.3%        2.6%              8.4%
---------------------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value ...........................   $11.14        $11.51      $11.64      $11.01            $11.01
          Total Return ..............................     5.1%          5.2%        3.0%        1.1%             15.0%
---------------------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value ...........................   $11.54        $11.39      $11.60      $10.60            $10.60
          Total Return ..............................     0.2%         (1.3)%       1.8%       (0.9)%            (0.2)%
---------------------------------------------------------------------------------------------------------------------------
  1993:   Net Asset Value ...........................   $12.07        $12.36      $12.75      $11.52            $11.52
          Total Return ..............................     5.4%          2.4%        3.2%        1.5%             13.1%
---------------------------------------------------------------------------------------------------------------------------
  1992:   Net Asset Value ...........................   $11.29        $11.52      $11.90      $11.45            $11.45
          Total Return ..............................     3.5%          2.0%        3.3%        3.6%             13.0%
---------------------------------------------------------------------------------------------------------------------------
  1991:   Net Asset Value ...........................   $11.06        $11.27      $11.57      $10.91            $10.91
          Total Return ..............................     5.6%          1.9%        2.7%        1.8%             12.5%
---------------------------------------------------------------------------------------------------------------------------
  1990:   Net Asset Value ...........................   $10.56        $10.68      $10.56      $10.47            $10.47
          Total Return ..............................     1.5%          2.1%       (1.1)%       3.8%              6.3%
---------------------------------------------------------------------------------------------------------------------------
  1989:   Net Asset Value ...........................    __            __         $10.54      $10.51            $10.51
          Total Return ..............................    __            __           5.4%(b)     0.8%              6.3%(b)
----------------------------------------------------------------------------------------------------------------------------


                 AVERAGE ANNUAL RETURNS - DECEMBER 31, 1998 (A)
                 ----------------------------------------------

   1 Year ........................................     8.3%
   5 Year ........................................     8.9%
   Life of Fund (b) ..............................    10.0%

(a) Total return and average annual return reflect changes in net asset value and reinvestment of dividends and are net of expenses. Of course, the returns noted represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold they may be worth more or less than their original cost. (b) From commencement of operations on July 3, 1989. (c) The Fund converted to closed-end status on March 31, 1995.

           Dividend History - Common Stock
---------------------------------------------------------
PAYMENT DATE        RATE PER SHARE     REINVESTMENT PRICE
------------        --------------     ------------------
December 28, 1998        $0.320          $11.49
September 28, 1998       $0.200          $10.52
June 26, 1998            $0.200          $11.02
March 26, 1998           $0.200          $11.10
December 26, 1997        $0.600          $10.49
September 26, 1997       $0.120          $10.44
June 27, 1997            $0.120         $  9.96
March 27, 1997           $0.120         $  9.63
December 27, 1996        $0.375         $  9.51
September 23, 1996       $0.120         $  9.73
June  24, 1996           $0.120          $10.17
March 25, 1996           $0.120          $10.41
December 27, 1995        $0.750          $10.95
September 27, 1995       $0.200          $11.10
June 27, 1995            $0.200          $11.21
December 31, 1994        $0.900          $10.60
December 31, 1993        $1.425          $11.52
December 31, 1992        $0.876          $11.45
December 31, 1991        $0.865          $10.91
December 31, 1990        $0.490          $10.47
June 28, 1990            $0.100          $10.68
March 29, 1990           $0.100          $10.55
December 29, 1989        $0.115          $10.51

--------------------------------------------------------------------------------

WHAT WE DO

The  success  of  momentum  investing  in  recent  years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull,
we will once again describe the "boring" value approach that   [GRAPHIC OMITTED]
has seen us through  both good and bad markets over the last
9 years at The Gabelli  Convertible  Securities Fund and for over 20 years at Gabelli Asset Management  Company.  In past
reports,   we  have  tried  to  articulate   our  investment
philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

      Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

CONVERTIBLE SECURITIES ARE "HYBRIDS"

      It is important to understand our stock selection discipline because price movement in the underlying equity will generally have the greatest impact on convertible securities pricing. The convertible securities market consists of bonds, debentures, corporate notes, preferred stocks and warrants or other similar securities which may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Converts are "hybrid" securities that combine the capital appreciation potential of equities with the higher yield of fixed income instruments.

      Our strategy incorporates the purchase of convertible securities which are trading at a premium above parity with the common stock but which generally provide a higher yield and, over time, capital appreciation. We will also seek out "busted" converts, where the underlying common stock has dropped significantly and the values of both the conversion privilege and the convert are down. Such securities will provide both high yields and long-term capital appreciation potential.

OUR INVESTMENT OBJECTIVES

      Our mandate is to preserve and enhance our shareholders' wealth through a conservative, disciplined approach to convertible securities investing. Our goal is to generate profitable returns in strong markets and protect principal in weak markets by taking advantage of the unique characteristics of convertible securities.

GOOD THINGS COME TO THOSE WHO WAIT

      The critical element to our success in the equities and convertible securities markets has been patience in both the selection process and in waiting for the values of portfolio positions to be recognized. We will continue to be patient and opportunistic in selecting converts for the Fund and will invest in short-term instruments (including time sensitive work-outs) when appropriate. We bought mostly short-term U.S. Treasury obligations in the past. However, the U.S. financial system has improved significantly and we now take advantage of other short-term alternatives. In this regard, the Convertible Securities Fund at times engages in risk arbitrage to generate returns. By risk arbitrage we mean investing in "event" driven situations; primarily, but not exclusively, in announced mergers, acquisitions, reorganizations and other "workout" opportunities. In order to avoid overall market risk in these opportunities, the Fund will concentrate on the lower risk transactions.

      We borrow a quote from Warren Buffett to explain our occasional use of risk arbitrage in the Fund:

      "Our subsidiaries sometimes engage in arbitrage as an alternative to holding short-term cash equivalents. We prefer, of course, to make major long-term commitments. But we often have more cash than good ideas. At such times arbitrage sometimes promises much greater returns than Treasury Bills and, equally important, cools any temptation we may have to relax our standards for long-term investments."

      In short, the high cash position in the Fund does not reflect any effort on our part to time the convertible securities market. It is rather a consequence of our value oriented discipline. At the same time, some of our convertible securities have been called by the issuer and we either received cash or stock. Our portfolio turnover rate reflects this activity, as well as our investments in "event" driven situations which were consummated during the year. We are always hard at work evaluating opportunities and identifying fundamental bargains to progress to a more fully invested posture. However, we will not stretch our fundamental parameters and introduce greater market risk to the portfolio.

OUTLOOK FOR 1999

      Mario Gabelli, our Chief Investment Officer, has appeared in the prestigious BARRON'S Roundtable discussion annually since 1980. Many of our readers have enjoyed the inclusion of selected and edited comments from BARRON'S Roundtable in previous reports to shareholders. Once again, we are including selected comments of Mario Gabelli from BARRON'S 1999 Roundtable. For our shareholders who prefer to view the entire interview, the complete text is available on the Internet at www.barrons.com.

--------------------------------------------------------------------------------
 January 18, 1999                                BARRON'S    l   Roundtable'99
-------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]


BARRON'S ("Q"): A NEW YEAR, A NEW MARKET ENVIRONMENT? MEANING, ARE INVESTORS GOING TO HAVE TO GRAPPLE WITH SEISMIC ECONOMIC SHIFTS AS WELL AS IMPEACHMENT AND Y2K?

GABELLI ("G"): Let's focus on the U.S. economy. I'm in the camp that argues that consumers are going to get another tailwind. There is going to be a major tax cut that is going to be very stimulative to the consumer. If I'm a consumer today, I feel good. I'm working. Gasoline, I just went and bought a tankful. I paid 20 cents a gallon less than it cost me the last time I filled up.

Q: YOU OBVIOUSLY DON'T DO IT OFTEN.

G: What I mean is that on 500 gallons of gas, I save 100 bucks. That's two bucks a week. That's terrific. There are 50 million vehicles on the road. At two bucks a week, that's $100 million a week, that's around $5 billion annually going back into consumers' pockets. I just refinanced my mortgage. I got a jumbo $240,000 loan at 67/8%. I'm saving 1%, that's $2,400, that's another $45 or so a week and I'm going to get a tax cut. And I own Internet stocks. I think this is terrific.

Q: BUT YOU COULD SEE LONG-TERM INTEREST RATES GOING UP SOON BECAUSE JAPAN MAY BE ASKING FOR THEIR SAVINGS BACK.

G: Well, they have gone up to 5.3%, but still, I just refinanced my house, so I feel good. You can talk about long-term rates, but my mortgage is what I look at as a consumer. Besides, looking at the redressing of imbalances, one of the concerns we had was that the dollar was too strong. Now if you look at the dollar versus the euro, this morning it was 114, and versus the yen it was 107. So when translating Euroland earnings into U.S. dollars, companies that are operating there could get a terrific tailwind. Reported S&P earnings, I think, could be a lot better than people expect, because they've forgotten the currency factor. Especially if I have 2% real growth in Euroland and I have companies that are now rationalizing and getting the benefit of synergies. The companies I talk to in the U.S. that have big operations in Europe are all saying, "Hey, in the last couple of months, we are getting a big benefit from currency." That could continue for the next half. So the U.S. economy is reasonably good. Earnings and cash flow for the companies I follow should be up 5%, 7%, 8% in 1999. I think the U.S. portion of non-U.S. earnings could translate better. So I can't make anything but an optimistic case, let's put it that way, for corporate profits. The other element in 1999 that I have to factor in is that some of the companies I'm talking to and listening to say they are worried about a Y2K problem. So the fourth quarter of 1999 will likely have a big inventory bulge. That is certainly a plus, from what I see, for shipments.

   Let me give you one other element on earnings: A lot of corporate controllers and a lot of CFOs squirreled away earnings in the first and second quarters of last year. Then the accounting problems of Cendant and others emerged. So now you will not squirrel away earnings in that fourth quarter or in the first half anymore. You are not going to play that game -- as much. I can see reported earnings doing better than economic earnings over the next couple of quarters, just

--------------------------------------------------------------------------------
because you are not going to use the other side of your pencil or whatever they use nowadays.

  Another item to consider is that virtually every country in Europe now has a socialist government. The Italians probably have a Communist government. I mean, how are they going to sit back and not undo what they've done? They've constrained, they constrained, until they could introduce their single economic unit. Now, why not do the reverse of that? Why don't you factor that into your thinking?

Q: IT MAY BE BULLISH FOR THOSE ECONOMIES. BUT IT MEANS REFLATION, IT MEANS HIGHER INTEREST RATES, LOWER P/E RATIOS.

G:: Oh, yes. That's what I'm saying. It's the reflationary theme.

Changing gears to the manufacturing sector of the economy -- people are asking, "Where is it?" It is being transported outside of the United States.

   Machine-tool orders in November were $440 million, down from $532 million. You see it in the farm-equipment industry, the domestic construction equipment industry; and manufacturing jobs are disappearing, probably. When Cuba opens up, labor rates will go from $1 an hour to $1 a day, if you are looking at Mexico versus Cuba.

Q: BUT IS THIS A HOLLOWING-OUT OF THE ECONOMY? OR IS THIS A TRANSITION TO THE BRAVE NEW INTERNET AGE?

G: Adam Smith is alive and well.

   I have to stay with the bullish interpretation of all these dynamics. The notion of globalization of the economy and the movement of capital around to the lowest cost . . . every country, as long as you have free trade, is going to contribute to global wealth at some point. What's more, the Japanese, as they come out of their problems, eventually will be going from seeking share of market on a global basis to seeking share of profits. That has to be good for corporate profitability around the world.

Q: WHAT IS YOUR CONCLUSION ON THE MARKET?

G: Let me give you some numbers on the flow of funds. Cash into the market from stock buybacks in 1998 was $207 billion, up from $181 billion. Mutual-fund inflow was $176 billion, down from $232 billion. IPOs, which hit a big air pocket, are starting to accelerate again but were $108 billion last year, down from $118 billion. Other elements were foreign purchases of U.S. stocks and U.S. purchases of non-stock assets. But the big element that makes those flows look tiny was that deals in the U.S. alone amounted to $1.6 trillion. Now, for you cynics who'd argue how much was in cash, the cash portion was $672 billion, up from $414 billion last year. So money moving from savers into the stock market wasn't as dynamic a flow-of-funds element as how much came into the market being recycled from transactions. Again, incrementally in 1998 an unprecedented $250 billion came into the market from the cash portion of deals, that's 11/2 times the amount that came in via mutual funds -- U.S. only, not globally. It is just a phenomenon that has to be constantly hammered away at.

Q: [SOME OF THE BIGGEST CAP STOCKS ARE UP OVER 100%. SUCH MOVES ARE CLEARLY UNSUSTAINABLE.]

G: Some of that is part of the migration of money into indexing -- which is mindlessly buying stocks based on their index weightings. It's just self-reinforcing. I don't know the numbers for 1998, but the trend has been more mutual-fund purchases of index funds. More defined-benefit plans going into the index funds. And those funds have to, by definition, buy mindlessly based on capitalization. And that is going to continue.

Q:  UNTIL YOU GET TO THE LAST GUY.

G: I will tell you a story. I'm creating this. But in 1973, it was conventional wisdom that McDonald's had a market capitalization greater than all of the steel industry's, and that we were going to become a nation of hamburger flippers -- indeed, that the world was going that way. Every cycle has the same thing. You know, somebody sits up and says AOL and Amazon.com have caps greater than the steel industry's. But that is what Schumpeter said, creative destruction is one of the great virtues of capitalism. It's very positive.

Q: [HOW ABOUT WHAT IS GOING ON IN WASHINGTON?]

G: Going back to interest rates, I think there's plenty of margin of flexibility on the short end. Real rates are much too high here. They should migrate down. The dollar -- I don't know how Greenspan handles it. It is a challenge. The balance-of-payments deficit is going to go way up. I believe, based on last month's deficit, the run rate was about $180 billion. But $250 billion sounds like a reasonable number. That has got to, with a new currency bloc in Europe, create all sorts of question marks that I don't have an answer to. Those are moving parts. We don't invest that way. We just think about these things.

Q: DOESN'T ANYONE FIND ALL THIS BLIND FAITH IN GREENSPAN AND RUBIN "DOING THE RIGHT THING" A MITE DISCOMFORTING?

G: The concern isn't that they won't do the right thing, but that Rubin and Greenspan retire like Mantle and Maris.

Q:  BUT IN GENERAL, YOU ARE BULLISH?

G: On the world economy.

Q:  AND ON EQUITIES?

G: No, not on equities. There is no margin of safety in stocks. Absolutely none. But I do think Adam Smith is alive and well. Once you can start migrating


--------------------------------------------------------------------------------
labor and goods to the highest efficiency, you create incredible opportunities on a global scale. We don't have those efficiencies baked into the system. But there are enormous birthing pains. You saw these birthing pains in Southeast Asia. But I don't think that's a big depressive because the sunshine in the valley is that we'll come out in a world in which profits are the driver. That is pretty interesting.

Q: BUT MARIO, WHERE WILL RATES GO?

G: Like 53/4%-6%. Long rates have already started up. But I see short rates coming down.

Q: IF ED HYMAN IS RIGHT AND THERE ISN'T MUCH NOMINAL GROWTH IN THE ECONOMY, WON'T THAT MAKE IT DIFFICULT FOR SMALL COMPANIES?

G: The comment I want to make -- this is very important -- is that the business people I talk to really were shocked by the virtual shutdown of the capital markets following the [John] Meriwether debacle. Not only did the spreads widen, but the market started closing on them. That is creating a backlash in terms of either selling out -- the option which I happen to be fond of -- and also in terms of bringing back a margin of safety to their balance sheets and their perspectives on how to run their businesses. From the market's point of view, looking out over the next five years, I still think we are in a world in which corporate profits can rise -- not return on equity, where I can't see much improvement, not return on sales, where I can't see much improvement from here. But I can see maintaining some of these levels. I see these global synergies, the Exxon-Mobils, adding to profitability. There won't necessarily be revenue synergies in some of these, but there will certainly be margin synergies, capital synergies, and efficiency elements. So I still see a 6%-8% secular growth rate over the next five years in corporate profits. For 1999 I am in the camp that has S&P earnings up, because over one-third of the earnings mix in the S&P is non-U.S. Now, that's leaving Brazil aside, because it is part of my wall of worry -- I have my A-B-C-D issues: Asia, Brazil, Clinton and the Dollar are the things I worry about. But in terms of my model, where I have interest rates backing up, and earnings at that level, the market has absolutely no margin of safety. So we could see it up 3%, down 20%. Probably somewhere in-between at the end of the year. With much more volatility. I think volatility is increased by the new generation of traders. Individuals now come in to work and trade. Or they don't even come in to work. There is nothing between them and a buy/sell decision except their finger on a mouse. There is no broker who has a boss asking, "Hey, is he churning? Is he overinvesting?" There is nothing there. So the volatility you saw from July through the beginning of January I think is just the way the world's going to be. As long as you are treating stocks like commodities, you have to expect that to continue. And they are trading stocks like they are soybeans.

Q:  SO THE STOCK MARKET WILL BE THE PITS?

G: There will be great opportunities to make a lot of money if you short. If you go long, then it's just going to be a terrific eclectic market.

Q: WHAT WILL MAKE THE SMALL-FRY GO UP, ESPECIALLY IF THE S&P SELLS OFF AND THE ECONOMY IS NO GREAT SHAKES?

G: Forcing transactions, by managements, that narrow the spreads between their intrinsic values and the stock prices.

Q: IT LOOKS LIKE MARIO WANTS TO TALK TULIPS NEXT.

G: Our goal always has been to make 10% real by picking stocks that we hope, after taxes, after inflation, accomplish that. So we try to find companies at a significant margin of safety to intrinsic value. The second part of our strategy is to try to buy things for the long term, because it's not only what you make, but what you keep. We'd rather pay 20% long-term capital-gains taxes than 40% on ordinary income from trading. But we're here in January of 1999, and even 25% looks awfully dull when you make that in one week -- 50%, in Amazon. So I have succumbed and I am going to recommend only stocks that have grown to the sky -- Excite, uBid, eBay, Amazon and that's it. Nothing else! You can also have my tulips, Arthur. Don't say I never gave you anything. They're starting to wilt --

ART SAMBERG: Am I allowed to eat them?

G: Do anything you like. Charles MacKay wrote about all this in 1841, in EXTRAORDINARY POPULAR DELUSIONS AND THE MADNESS OF CROWDS.

  Anyway, when we look at stocks, we also look for a catalyst. Forcing transactions. That is, a management, if they are alert and sensitive, can do things like buying back stock, like LBOs or financial engineering. One of the dynamics that have been in place for the last four years is deals. Deals will continue in 1999 -- a year in which the Exxons and the Mobils are driving values by becoming global, further reinforcing their positions. There are a lot of areas where that's happening.

Q:  THANKS, MARIO.    n


--------------------------------------------------------------------------------

COMMENTARY

      Meaningful commentary on the convertible securities market demands a review of the macroeconomic forces impacting stocks and corporate bonds.

YEAR END REVIEW

      For the fourth quarter of 1998, rather than repeating the economic and market dynamics that we discussed in our third quarter report to shareholders, we invite our shareholders to review these comments from the third quarter report. The report is available on our website at www.gabelli.com.

THE ECONOMY AND MARKET: "IT'S DEJA' VU ALL OVER AGAIN"

      Our title quote from the former New York Yankee catching great and Baseball Hall of Famer Yogi Berra aptly describes our current perspective on the economy and stock market. We began 1998 with a relatively positive outlook for inflation, interest rates, the U.S. economy and corporate profits. We expected the market to continue to benefit from a strong flow of funds into equities and ongoing merger and acquisition activity. Our primary concern was that high equity valuations increased the potential for a sharp market decline should something happen here or abroad to disrupt this comfortable economic scenario.

      In the first half of 1998, the economy behaved much as we anticipated. We were pleasantly surprised by the strong gains in the market, but became even more discomforted by inflated equity valuations. Then, in the third quarter, more than a few somethings happened. Southeast Asian economic problems proved far more serious than initially expected. Japan went into recession. The ruble collapsed, threatening Russia's embryonic free market economy. Latin American currencies came under pressure. And, the two M's, Monica and Meriwether (the head of Long Term Capital Management), surfaced to further muddy the market waters.

      Stock markets worldwide experienced a sharp correction. We saw a silver lining in this ominous cloud, the return of Ben Graham's "margin of safety" to the market. It did not last for long. Three Federal Reserve interest rate cuts made investors forget all about the world's economic problems and the market indices returned to record territory.

      Now, we are back to square one. There are still economic "gremlins" to worry about. Southeast Asia remains sluggish, the Japanese giant still sleeps, as does Russia's Boris Yeltsin, who only briefly left his hospital bed to fire all his top aides. Brazil has failed to pass the austerity measures required for additional funding from the International Monetary Fund. The House Judiciary Committee passed two bills of impeachment. The Long Term Capital Management debacle is no longer front page news, but there are still many unregulated and unaccountable hedge funds in operation--we call them "the card counters in the global economic casino". Who knows what mischief they may be up to?

      On the plus side, we believe inflation will remain dormant and that interest rates may trend down even farther. We think the U.S. economy will slow, but avoid recession. Corporate profit growth will be uneven, but should make modest progress in 1999. Investors, who were once again rewarded for holding and/or buying on market dips, will likely continue to pour money into equities. Deal activity should remain strong and perhaps get even stronger with aggressive European corporations taking aim at undervalued American companies.

      This brings us back to equity valuations. We believe sectors of the market are significantly overvalued, most notably the mega cap growth companies that have such a disproportionate impact on the performance of the S&P 500. These are generally exceptional companies, but the tailwind provided by indexing and foreign investment in U.S. household names has stretched valuations to the snapping point. If we experience any more seriously unpleasant economic surprises here or abroad, the market favorites would appear to be most vulnerable.

      As you know, we are the most reluctant of market forecasters. If backed into a corner today, we would opine that we will not see a fifth consecutive year of double digit gains from the S&P 500 in 1999. That is not to say that there are not attractive investment opportunities for value oriented stock pickers. We remain committed to identifying and investing in quality companies selling at a discount to our thorough appraisal of their "real world" economic value. We believe this strategy leads to rewards regardless of what "Mr. Market" has in store in 1999.

CORPORATE BONDS

Corporate bond prices followed equities lower in the third quarter as investors began worrying about the impact of global economic turmoil on the American economy, corporate cash flows and earnings. In the fourth quarter, corporate bonds bounced back with equities. However, even after the recovery, corporate bond yields remain historically high relative to Treasuries. With Treasury bonds now offering relatively modest nominal yields and the U.S. economy continuing to advance, income oriented investors may move back into corporates more aggressively in the year ahead. We believe yields on convertible securities will also prove attractive to investors seeking income and relative safety of principal.

BARRON'S CLOSED-END FUND SECTION

      The net asset value of the Gabelli Convertible Securities Fund appears in Monday's THE WALL STREET JOURNAL, in Sunday's THE NEW YORK TIMES in the Closed-End Funds section under the heading "Convertible Securities Funds", and in BARRON'S Mutual Funds/Closed-End Funds section under the heading "Convertible Securities Funds". You may also call 1-(800)-GABELLI (1-800-422-3554) to obtain daily NAVs.

      The following chart appeared in BARRON'S on January 25, 1999. To review what is presented, the first column lists the fund name and its trading symbol, with the second column indicating the exchange on which it trades. In our case the Convertible Securities Fund trades on the New York Stock Exchange under the symbol "GCV".

      The "NAV" column illustrates what the actual portfolio value is worth per share - total assets minus the liabilities divided by the number of shares outstanding. The market price is simply the price at which the fund is trading on the exchange. Closed-end funds have a limited number of shares outstanding. To buy or sell shares investors use the NYSE to complete their transactions.

      Concerning the market price, closed-end funds can either trade at a premium or a discount to the NAV. The "Prem/Disc" column illustrates the percentage difference the market price varies from the NAV. As of the close on Friday, January 22, 1999, the Convertible Securities Fund's last trade was at NAV. The final column indicates the total return (change in market value plus an adjustment for reinvestment of dividends and distributions) of the fund over the twelve months ending January 22, 1999.


---------------------------------------------------------------------------------------------------------------------
                                                                                                        52 WEEK
                                                 STOCK                   MARKET          PREM           MARKET
FUND NAME (SYMBOL)                               EXCH        NAV          PRICE          /DISC          RETURN
---------------------------------------------------------------------------------------------------------------------
Bancroft Conv (BCV)                               A         26.38         227/8          -13.3            1.7
Castle Conv (CVF)                                 A         26.28         221/4          -15.3           -5.0
Ellsworth Conv (ECF)                              A         11.22          95/8          -14.2           10.6
GABELLI CONVERTIBLE SECURITIES (GCV)              N         11.63         115/8            0.0           18.1
Lincoln Conv (LNV)-c                              N         16.96       1413/16          -12.7           -8.3
Putnam Conv Opp (PCV)                             N         23.35         223/4           -2.6           -3.3
Putnam Hi Inc Cv (PCF)                            N          8.51          91/4           +8.7           -8.5
TCW Conv Secs (CVT)                               N          9.65          93/4           +1.0           10.6
VK Conv Sec (VXS)                                 N         24.50         201/2          -16.3            5.1


SOURCE:  BARRON'S
---------------------------------------------------------------------------------------------------------------------




CORPORATE GOVERNANCE

      The Gabelli Convertible Securities Fund continues to consider actions that may reduce or eliminate the market discount of its shares. How do we accomplish this? There are several factors that historically have worked to narrow the discounts of closed-end funds. These include stock repurchase programs and distribution policies, both of which we have instituted.

STOCK REPURCHASE PLAN - Q & A

Q:  WHAT IS A STOCK REPURCHASE PLAN?

      A stock repurchase plan allows a company to buy back its own shares in the open market (in our case, the New York Stock Exchange). This reduces the total number of shares outstanding and increases the earnings per share.

Q:  WHEN DID THE CONVERTIBLE SECURITIES FUND IMPLEMENT A STOCK REPURCHASE PLAN?

      At a special meeting of the Board of Directors on October 27, 1997, the Board authorized the repurchase of up to 250,000 shares of the Convertible Securities Fund's outstanding shares. We were the first company on the New York Stock Exchange to announce a stock repurchase program on this date when the market declined 554.26 points, or 7.2%.

      The Convertible Securities Fund may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through December 31, 1998, 171,400 shares were repurchased in the open market.

      Similarly, an affiliated closed-end fund, The Gabelli Equity Trust, was the first company on the New York Stock Exchange to implement a stock buyback program on October 19, 1987, after the market crash. At the time, the Equity Trust was trading at a discount to net asset value and represented an excellent value for the Trust to acquire its own shares. This stock repurchase plan resulted in the purchase of 800,000 shares in the open market from 1987 to 1988.

Q:  WHAT IS THE BENEFIT OF A STOCK REPURCHASE PLAN?

      When the Convertible Securities Fund purchases its own shares at a discount to NAV, the Fund realizes a benefit equal to the difference between the net asset value and the purchase price. This benefit is credited to the net assets of the remaining shares, thus boosting the NAV. The larger the discount, the greater the benefit on the NAV.

      The market price is determined by supply and demand factors. If there are more sellers than buyers the price will decline until buyers enter the market to establish a sales price. A stock repurchase program increases demand for the Convertible Securities Fund's shares in the open market. This provides a willing buyer of fund shares which offsets, at least in part, sales of fund shares.

DISTRIBUTION POLICY - Q & A

Q:  WHAT IS A DISTRIBUTION POLICY?

      A fund with a distribution policy is a fund which establishes a fixed payment each year to its shareholders as a percentage of net assets or a specific dollar amount. For example, a fund with a 10% distribution policy will pay out 10% of its average net assets every year, either on an annual, semi-annual or quarterly basis.

Q:  WHAT IS THE BENEFIT OF A DISTRIBUTION POLICY?

      Investors usually favor funds that offer a constant stream of cash, or a predictable yield. Thus, there is more demand for funds with a distribution policy and historically they trade at a more narrow discount than funds without a distribution policy.

Q: WHY DID THE CONVERTIBLE SECURITIES FUND INSTITUTE AN 8% ANNUAL DISTRIBUTION POLICY?

WHAT ARE THE "MECHANICS?"

      In order to accelerate our effort to drive the current discount to a premium, the Convertible Securities Fund, at a meeting of the Board of Directors on May 13, 1998, instituted an 8% annual distribution policy. This distribution policy is similar in structure to the Gabelli Equity Trust, which has employed a 10% annual distribution policy since August of 1988.

      To illustrate, the Gabelli Equity Trust currently pays out 10% of its average net asset value per share. The Fund's normal policy is to make quarterly distributions of $0.27 per share at the end of each of the first three calendar quarters of each year. The Fund's distribution in December for each calendar year is an adjusting distribution. The amount is equal to the greater of 10% of the average of the net asset value per share of the Fund as of the last day of the four preceding calendar quarters or the minimum distribution requirements of the Internal Revenue Code.

      In the case of the Gabelli Convertible Securities Fund, the Fund will pay out a minimum annual distribution of 8% of the net asset value. The method is to pay $0.20 per share in each of the first three quarters of the year and a distribution in the fourth quarter of a sufficient amount to pay 8% of the average net assets of the Fund or to satisfy the minimum distribution requirements of the Internal Revenue Code. The Fund recently distributed $0.32 per share on December 28, 1998 in line with this 8% annual distribution policy.

PREFERRED STOCK - AN INVESTMENT FOR THE FUTURE

      On May 16, 1997, the Fund successfully completed its offering of cumulative preferred stock which is rated `AAA' by Standard and Poor's. The Fund issued 1,200,000 Preferred Shares at $25 per share ($30 million) with an annual dividend rate of $2.00 per share paying quarterly. The Preferred Shares are trading on the New York Stock Exchange under the symbol "GCV Pr" and closed at $26.5625 on December 31, 1998.

      How would Preferred Shares benefit Common Shareholders? Through December 31, 1998, the Convertible Securities Fund has earned a 10.0% average annual return. The Preferred Shares were issued with an annual dividend rate of 8.00%. The only obligation that the Fund has to the Preferred Shareholders is to pay the stated dividend rate. Given the current market environment, we considered this to be an ideal opportunity to take advantage of relatively low long-term interest rates and to earn an excess return for our Common Shareholders consistent with our conservative investment approach. Any return earned in excess of the stated dividend rate, which is less than the Fund's average annual return, would directly benefit Common Shareholders; however, any shortfall from the stated rate would impact the Common Shareholders in the opposite fashion. Therefore, by taking advantage of the current relatively low interest rate environment and achieving our investment objectives, the Preferred Share issuance offers what we believe is a conservative method of potentially adding wealth for our Common Shareholders.

      Furthermore, Common Shareholders stand to receive certain tax benefits as a result of the Preferred Stock offering. Since taxable income is allocated to the Preferred Shareholders before Common Shareholders, taxable distributions to Common Shareholders are not required to the extent they would be if the Preferred Shares were not outstanding. With the completion of the preferred offering, the Adviser has agreed to waive the management fee on the incremental assets during any year in which the net asset value total return on the Fund does not exceed the stated dividend rate on the Preferred Shares.

LET'S TALK CONVERTS

      The following are specifics on selected holdings of our Fund. Favorable EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) prospects do not necessarily translate into higher prices, but they do express a positive trend which we believe will develop over time.

AIRTOUCH  COMMUNICATIONS  INC. (ATI) (6.00% CV. PFD., CL. B; 4.25% CV. PFD., CL.
C), based in San Francisco, is the world's largest wireless communications provider. With more than 35 million total venture customers in 13 countries, AirTouch and its partners serve more than ten percent of the world's wireless subscribers. AirTouch will offer satellite communications in the future through its interest in the Globalstar satellite system. Cash flow increased by approximately 25% in 1998. In April, the company completed the acquisition of MediaOne Group's (formerly US West Media Group) U.S. wireless interests in a deal valued at almost $6 billion. On January 15, Vodafone Group plc (VOD - $161.125 - NYSE) and AirTouch signed a definitive merger agreement whereby Vodafone would acquire ATI for $97 per ATI share. Vodafone's bid successfully topped Bell Atlantic's (BEL - $53.00 - NYSE) $45 billion bid for AirTouch.

AMERICAN BANKERS INSURANCE GROUP INC. (ABI) ($3.125 CV. PFD., SER. B), based in Miami, is a leading provider of credit insurance and credit-related insurance products both in the U.S. and abroad. Founded in 1949, ABI now has $3.3 billion in assets and should collect $2.8 billion in gross premiums in 1998. ABI has a heavy emphasis on contingent commission and captive reinsurance plans, which help to preserve the company's margins, mitigate volatility and ensure highly visible earnings. Because of such plans, ABI is not so much an insurer but a distribution company servicing an insurance product. Since the termination of its agreement to be acquired by Cendant Corp., ABI has focused on closing new business in its pipeline. As such, top line growth is expected to improve in the near future and return to a more normal 10% to 12% growth rate in 1999.

CENDANT CORP. (1.30% CV. PFD., 7.50% CV. PFD.), based in Parsippany, NJ, was formed in 1997 as a result of the merger between CUC International and HSF. Cendant operates in the membership, travel, real estate and alliance marketing segments and is the master franchisor of such leading brands as Century 21, Coldwell Banker, Ramada and Avis. Accounting irregularities at CUC International, uncovered subsequent to the merger, have been resolved. Cendant has changed its strategy from growth through acquisition to internal growth in its core segments. Cendant is expected to have generated $2 billion in operating cash flow in 1998.

CITIZENS UTILITIES CO. (5.00% CV. PFD.) provides telecommunications services and public services to approximately 1.8 million customers in 21 states. Citizens owns 83% of Electric Lightwave (ELIX - $8.1875 - Nasdaq) and has a significant investment in Centennial Cellular Corp. (CYCLD - $41.00 - Nasdaq). In May, management authorized the separation of Citizen's telecommunications businesses and public services businesses into two stand-alone, publicly traded companies. Upon separation, the new company's telecommunications business will include Citizen's stake in Electric Lightwave, as well as its interest in Centennial Cellular, D&E Communications, Hungarian Telephone & Cable, cable television and other telecom businesses. The company's public services businesses, consisting of natural gas distribution, electric distribution, water distribution and wastewater treatment facilities in 10 states, will continue to trade as Citizens Utilities. This restructuring will be facilitated by the $215 million in cash the company should receive from its 16% stake in Centennial Cellular Corp. when Centennial's planned sale to Welsh, Carson, Anderson & Stowe VIII, L.P. is concluded.

HILTON HOTELS CORP. (SUB. DEB. CV., 5.00%, 05/15/06) is now a major lodging company. Based on the number of hotel rooms, it is the nation's seventh largest hotel company. Throughout the United States, Hilton owns and manages 23 hotels, manages 40 hotels owned by others and franchises the Hilton name to hotel operators for 160 properties. Hilton's hotels include the Waldorf-Astoria (New
York) (owned), the Beverly Hilton (Los Angeles) (franchise), the Chicago Hilton (franchise) and a 50% interest in Hilton Hawaiian Village. Hilton's international hotel business is operated under the Conrad name. (Hotels bearing the "Hilton" name outside the U.S. are properties of the British company Ladbroke Group plc). Hilton's gaming properties have been spun-off into a new company, Park Place Entertainment.

SEALED AIR CORP. ($2.00 CV. PFD., SER. A) is a global manufacturer and distributor of a wide range of protective and specialty packaging materials and systems for industrial, food and consumer products. In March 1998, the company merged its operations with CRYOVAC, the specialty packaging division of W.R. Grace & Co. As a result of the merger, Sealed Air's business mix is now 60% food packaging and 40% protective packaging. Furthermore, the merger provided Sealed Air with more stability and predictability in sales and earnings. Sealed Air is a strong cash generator which is expected to be used to pay down debt.

SPRINT CORP.  ($1.50 CV. PFD., SER. 1; $1.50 CV. PFD., SER. 2; 8.25%,  CV. PFD.)
is the third largest long distance carrier and the second largest independent local telephone company in the U.S. Sprint has positioned itself globally through a joint venture called GlobalOne. Its joint venture partners, France Telecom and Deutsche Telekom, also have a direct 20% stake in Sprint. The company has a promising national personal communications services ("PCS") and wireless joint venture with three major cable operators: Tele-Communications Inc., Comcast and Cox Communications. Sprint faces risks from prospective new entrants in its long distance business which may be offset by the PCS venture and its own pursuit of the $100 billion local telephone market.

THOMAS NELSON INC. (SUB. DEB. CV., 5.75%, 11/30/99), based in Nashville, Tennessee, publishes, produces and distributes Christian oriented books. It also designs, manufactures and markets a broad line of gift and stationary products. The company is the largest publisher of Bibles and inspirational books in the English language. All its products are designed to appeal to the growing Christian and family-oriented lifestyle segments of our nation's population.

WHX CORP. (6.50% CV. PFD., SER. A; $3.75 CV. PFD., SER. B) is a holding company for wholly-owned subsidiary Wheeling-Pittsburgh Steel, America's ninth largest integrated steel producer. Wheeling-Pittsburgh develops, processes and fabricates steel (hot/cold rolled sheets and coated products) and steel products (roof deck, form deck, culvert, steel framing and related products). In April, WHX completed its acquisition of Handy & Harman, a diversified industrial manufacturing company, for a total consideration of $604 million including assumption of $186 million in debt.

DIVIDENDS

      The Fund recently distributed a dividend of $0.32 per share to Common Shareholders on December 28, 1998 in line with the Fund's 8% annual distribution policy. For the twelve months ended December 31, 1998, the Fund distributed a total of $0.92 per share to Common Shareholders. Our Preferred Shareholders were paid a dividend of $0.50 per share on December 28, 1998. For the twelve months ended December 31, 1998, the Preferred Shareholders received a total distribution of $2.00 per share, which is the annual dividend rate on the Preferred Shares.

DAILY NAVS NOW DISTRIBUTED BY NASDAQ

      Since our inception, we have made the net asset value available on nightly recordings through 1-800-GABELLI. Now, Nasdaq is also disseminating the daily per share net asset values (NAVs) for the Gabelli Convertible Securities Fund, which is traded on the New York Stock Exchange. The NAV ticker symbol via Nasdaq is "XGCVX."

     The NAVs are available through any stock quote lookup service and on broker Nasdaq level one terminals. The dissemination of daily NAVs allows investors and brokers to better track the long-term performance of the Fund's underlying portfolio. We support Nasdaq's efforts in making closed-end funds' NAVs available on a daily basis.

NO COMMISSION PURCHASES

      When the Convertible Securities Fund converted to closed-end status on March 31, 1995, we offered shareholders the opportunity to sell their shares at no commission for up to two years. On March 31, 1997, this ability to sell your convertible shares at no commission expired. However, we have extended for another year, through December 31, 1999, our offer to shareholders to buy shares through our Voluntary Cash Purchase Plan at no commission. This Plan is available every month. Please see the details of this Plan at the end of this report.

 INTERNET

     You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      Despite extreme stock and corporate bond market volatility, the Fund delivered respectable returns in 1998. Convertible securities demonstrated their defensive characteristics during the sharp stock market correction in the third quarter and regained some momentum as equities and corporate bonds rallied in the fourth quarter. We continue to believe that convertible securities are ideal vehicles for risk averse investors seeking income and long term capital growth potential.

                                             Sincerely,


                                             /s/ MARIO J. GABELLI
                                             --------------------------
                                               MARIO J. GABELLI
                                               President and
                                              Chief Investment Officer

January 29, 1999

--------------------------------------------------------------------------------
                          TOP TEN CONVERTIBLE HOLDINGS
                                DECEMBER 31, 1998
                                -----------------

 Sprint ($1.50 Cv. Pfd., Ser. 1; $1.50 Cv. Pfd., Ser. 2; 8.25%, Cv. Pfd.)
 AirTouch Communications (6.00%, Cv. Pfd., Cl. B; 4.25%, Cv. Pfd., Cl. C)
 WHX Corp. (6.50% Cv. Pfd., Ser. A; $3.75 Cv. Pfd., Ser. B)
 Sealed Air Corp. ($2.00 Cv. Pfd., Ser. A)
 Thomas Nelson Inc. (Sub. Deb. Cv., 5.75%, 11/30/99)
 Fieldcrest Cannon Inc. (Sub. Deb. Cv., 6.00%, 03/15/12)
 Citizens Utilities (5.00% Cv. Pfd.)
 Cendant Corp. (1.30% Cv. Pfd., 7.50% Cv. Pfd.)
 Hilton Hotels Corp. (Sub. Deb. Cv., 5.00%, 05/15/06)
 Sequa Corporation ($5.00 Cv. Pfd.)
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1998
================================================================================


   PRINCIPAL                                                    MARKET
    AMOUNT                                     COST             VALUE
   --------                                    ----            -------
             CONVERTIBLE CORPORATE BONDS -- 18.57%
             AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.27%
             Exide Corp.  Sub. Deb. Cv.
$   500,000   2.90%, 12/15/05 .........   $   340,517        $   295,000
     50,000   2.90%, 12/15/05 (b) .....        23,460             29,500
                                          -----------        -----------
                                              363,977            324,500
                                          -----------        -----------

             AVIATION: PARTS AND SERVICES -- 0.90%
  1,062,000  Kaman Corp. Sub. Deb. Cv.
               6.00%, 03/15/12 ........      985,469           1,083,240
                                         -----------         -----------

             BUSINESS SERVICES -- 0.84%
    900,000  BBN Corp.  Sub. Deb. Cv.
               6.00%, 04/01/12 (a) ....      879,741             870,750
    850,000  Builders Transport Inc.
               Sub. Deb. Cv.
               6.50%, 05/01/11+ .......      359,891             144,500
                                         -----------         -----------
                                           1,239,632           1,015,250
                                         -----------         -----------

             CABLE -- 0.63%
             Rogers Communications Inc.
              Sub. Deb. Cv.
    200,000   2.00%, 11/26/05 .........      125,189             110,500
  1,000,000   7.50%, 09/01/99 .........      689,629             652,694
                                         -----------         -----------
                                             814,818             763,194
                                         -----------         -----------

             CONSUMER PRODUCTS -- 2.77%
  3,500,000  Fieldcrest Cannon Inc.
               Sub. Deb. Cv.
               6.00%, 03/15/12 ........    2,523,190           2,800,000
    750,000  Standard Commercial Corp.
               Sub. Deb. Cv.
               7.25%, 03/31/07 ........      610,118             547,500
                                         -----------         -----------
                                           3,133,308           3,347,500
                                         -----------         -----------

             CONSUMER SERVICES -- 0.04%
     50,000  Ogden Corp. Sub. Deb. Cv.
               6.00%, 06/01/02 ........       50,242              48,250
                                         -----------         -----------

             ELECTRONIC EQUIPMENT -- 0.64%
             ASM Lithography
               Holding Cv.
     40,000   2.50%, 04/09/05 .........       17,869              18,118
     10,000   2.50%, 04/09/05 (b) .....        4,423               4,529
    800,000  Trans-Lux Corp.
               Sub. Deb. Cv.
               7.50%, 12/01/06 ........      766,006             755,000
                                         -----------         -----------
                                             788,298             777,647
                                         -----------         -----------

             ENERGY AND UTILITIES -- 0.83%
  1,100,000  Moran Energy Inc.
               Sub. Deb. Cv.
               8.75%, 01/15/08 ........      757,843             999,243
                                         -----------         -----------

             ENTERTAINMENT -- 0.87%
    200,000  Kushner-Locke Co.
               Sub. Deb. Cv.
               8.00%, 12/15/00 (a) ....      163,545             254,280
    800,000  Savoy Pictures
               Entertainment Inc.
               Sub. Deb. Cv.
               7.00%, 07/01/03 ........      740,908             797,000
                                         -----------         -----------
                                             904,453           1,051,280
                                         -----------         -----------

             EQUIPMENT AND SUPPLIES -- 1.93%
  1,285,000  Intermagnetics General Corp.
               Sub. Deb. Cv.
               5.75%, 09/15/03 (b) ....    1,257,982             963,750
  1,136,000  Kollmorgen Corp.
               Sub. Deb. Cv.
               8.75%, 05/01/09 ........      887,146           1,172,920
    200,000  Robbins & Myers Inc.
               Sub. Deb. Cv.
               6.50%, 09/01/03 ........      198,517             193,000
                                         -----------         -----------
                                           2,343,645           2,329,670
                                         -----------         -----------

             FOOD AND BEVERAGE -- 1.59%
    110,000  Boston Chicken Inc.
               Sub. Deb. Cv.
               7.75%, 05/01/04+ .......       14,081               5,500
    100,000  Chiquita Brands
               International Inc. Cv.
               7.00%, 03/28/01 ........       96,461              90,500
             Chock Full o' Nuts Corp.
               Sub. Deb. Cv.
  1,000,000   7.00%, 04/01/12 .........      768,459             953,750
    865,000   8.00%, 09/15/06 .........      861,111             865,000
                                         -----------         -----------
                                           1,740,112           1,914,750
                                         -----------         -----------

             HEALTH CARE -- 0.59%
    750,000  Ivax Corp. Deb. Cv.
               6.50%, 11/15/01 ........      667,285             712,500
                                         -----------         -----------

             HOTELS AND GAMING -- 2.20%
  2,900,000  Hilton Hotels Corp.
               Sub. Deb. Cv.
               5.00%, 05/15/06 ........    2,696,207           2,660,750
                                         -----------         -----------

             METALS AND MINING -- 0.27%
    500,000  Coeur d'Alene Mines Corp.
               Sub. Deb. Cv.
               6.00%, 06/10/02 ........      459,147             320,000
                                         -----------         -----------

             PAPER AND FOREST PRODUCTS -- 0.19%
    200,000  Riverwood International Corp.
               Sub. Deb. Cv.
               6.75%, 09/15/03 ........      199,748             230,800
                                         -----------         -----------

             PUBLISHING -- 3.21%
    700,000  News America Holdings Inc.
               Sub. Deb. Cv.
               Zero Cpn., 03/31/02 ....      546,964             760,816
  3,000,000  Thomas Nelson Inc.
               Sub. Deb. Cv.
               5.75%, 11/30/99 (b) ....    2,998,497           3,030,000
     50,000(c) United News & Media plc
               Sub. Deb. Cv.
               6.125%, 12/03/03 .......       86,770              83,606
                                         -----------         -----------
                                           3,632,231           3,874,422
                                         -----------         -----------

             REAL ESTATE AND DEVELOPMENT -- 0.08%
    125,000  Rockefeller Center Properties Inc.
               Sub. Deb. Cv.
               Zero Cpn., 12/31/00 ....       98,217              96,875
                                         -----------         -----------

             RETAIL -- 0.24%
     60,000  Costco Companies Inc.
               Sub. Deb. Cv.
               Zero Cpn., 08/19/17 ....       41,046              49,950
    100,000  JumboSports Inc.
               Sub. Deb. Cv.
               4.25%, 11/01/00+ .......       38,804               5,500
    300,000  Nine West Group Inc.
               Sub. Deb. Cv.
               5.50%, 07/15/03 ........      223,352             236,625
                                         -----------         -----------
                                             303,202             292,075
                                         -----------         -----------


                See accompanying notes to financial statements.

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)-- DECEMBER 31, 1998
================================================================================

   PRINCIPAL                                                    MARKET
    AMOUNT                                     COST             VALUE
   --------                                    ----            -------
             TELECOMMUNICATIONS -- 0.09%
             Amnex Inc. Sub. Deb. Cv.
$    30,000   8.50%, 09/25/02 ............   $   19,343     $     12,900
     50,000   8.50%, 09/25/02 (b) ........       50,000           21,500
     50,000  Telefonica Europe BV
               Sub. Deb. Cv.
               2.00%, 07/15/02 (b) .......       50,000           75,250
                                            -----------      -----------
                                                119,343          109,650
                                            -----------      -----------

             TRANSPORTATION -- 0.39%
    440,000  Greyhound Lines Inc.
               Sub. Deb. Cv.
               8.50%, 03/31/07 ...........      270,121          445,500
    140,000  WorldCorp Inc.
               Sub. Deb. Cv.
               7.00%, 05/15/04+ ..........      131,280           21,525
                                            -----------      -----------
                                                401,401          467,025
                                            -----------      -----------

             TOTAL CONVERTIBLE
             CORPORATE BONDS .............   21,698,578       22,418,621
                                            -----------      -----------
    SHARES
    ------

             CONVERTIBLE PREFERRED STOCKS -- 29.81%

             AVIATION: PARTS AND SERVICES -- 1.45%
             Coltec Capital Trust
     23,000   5.25% Cv. Pfd. .............      943,875       1,006,250
     17,000   5.25% Cv. Pfd. (b) .........      802,500         743,750
                                            -----------     -----------
                                              1,746,375       1,750,000
                                            -----------     -----------

             BROADCASTING -- 0.18%
      6,500  Granite Broadcasting Corp.
               $1.938 Cv. Pfd. ...........      291,520         221,000
                                            -----------     -----------

             CABLE -- 2.39% 4,000 CSC Holdings, Inc.
               8.50% Cv. Pfd. Ser. 1 .....       97,463         301,500
     18,000  MediaOne Group
               4.50% Cv. Pfd. Ser. D .....      915,084       1,710,000
      4,000  TCI Communications Inc.
               4.25% Cv. Pfd. Ser. A .....      177,465         452,000
      1,500  TCI Pacific
               Communications Inc.
               5.00% Cv. Pfd. ............      134,838         423,000
                                            -----------     -----------
                                              1,324,850       2,886,500
                                            -----------     -----------

             CONSUMER SERVICES -- 2.65%
             Cendant Corp.
     95,000   1.30% Cv. Pfd. .............    2,651,880      2,505,625
      5,000   7.50% Cv. Pfd. .............      147,750        166,875
     52,300  Loewen Group Inc.
               6.00% Cv. Pfd. Ser. C .....      639,379        534,597
                                            -----------    -----------
                                              3,439,009      3,207,097
                                            -----------    -----------

             DIVERSIFIED INDUSTRIAL -- 0.20%
      1,300  GATX Corp.
               $2.50 Cv. Pfd. ............      116,515        240,500
                                            -----------    -----------

             ENERGY AND UTILITIES -- 1.54%
      6,000  Atlantic Richfield Co.
               $2.80 Cv. Pfd. ............    1,600,963      1,860,000
                                            -----------    -----------

             ENTERTAINMENT -- 0.10%
      4,500  Metromedia International
               Group Inc.
               7.25% Cv. Pfd. ............      170,031        119,250
                                            -----------    -----------

             EQUIPMENT AND SUPPLIES -- 1.97%
     25,000  Sequa Corp.
               $5.00 Cv. Pfd. ............    1,927,692      2,375,000
                                            -----------    -----------


                                                                MARKET
    SHARES                                     COST             VALUE
   --------                                    ----            -------
             FINANCIAL SERVICES -- 1.41%
     17,000  American Bankers Insurance
               $3.125 Cv. Pfd. Ser. B ....  $ 1,946,581    $ 1,700,000
                                            -----------    -----------

             HOTELS AND GAMING -- 0.10%
      3,000  Station Casinos Inc.
               7.00% Cv. Pfd. ............     107,038         119,250
                                           -----------     -----------

             IRON/STEEL -- 2.89% WHX Corp.
     45,000   6.50% Cv. Pfd. Ser. A ......   2,176,019       1,797,187
     45,500   $3.75 Cv. Pfd. Ser. B ......   1,982,918       1,689,188
                                           -----------     -----------
                                             4,158,937       3,486,375
                                           -----------     -----------

             PAPER AND FOREST PRODUCTS -- 2.58%
     60,000  Sealed Air Corp.
               $2.00 Cv. Pfd. Ser. A .....   2,586,930       3,112,500
                                           -----------     -----------

             PUBLISHING -- 0.32%
     15,000  Reader's Digest
               $1.9336 Cv. Pfd. ..........     382,588         390,000
                                           -----------     -----------

             TELECOMMUNICATIONS -- 8.94%
     65,000  Citizens Utilities Co.
               5.00% Cv. Pfd. ............   3,138,586       2,770,625
      7,500  Philippine Long Distance
               $3.50 Cv. Pfd. Ser. III ...     349,744         356,250
             Sprint Corp.
      3,000   $1.50 Cv. Pfd. Ser. 1 ......     301,100         840,000
      2,200   $1.50 Cv. Pfd. Ser. 2 ......     187,510         638,000
     75,000   8.25% Cv. Pfd. .............   2,862,056       6,187,500
                                           -----------     -----------
                                             6,838,996      10,792,375
                                           -----------     -----------

             WIRELESS COMMUNICATIONS -- 3.09%
             AirTouch Communications Inc.
     12,000   4.25% Cv. Pfd. Cl. C .......     560,930       1,236,000
     42,000   6.00% Cv. Pfd. Cl. B .......   1,202,662       2,499,000
                                           -----------     -----------
                                             1,763,592       3,735,000
                                           -----------     -----------

             TOTAL CONVERTIBLE
             PREFERRED STOCKS ............  28,401,617      35,994,847
                                           -----------     -----------

             COMMON STOCKS -- 11.98%

             AVIATION: PARTS AND SERVICES -- 0.24%
     18,000  Kaman Corp. .................     181,321         289,125
                                           -----------     -----------

             BUILDING AND CONSTRUCTION -- 0.02%
         17  Holderbank Financiere
               Glarus AG .................      12,693          20,125
                                           -----------     -----------

             DIVERSIFIED INDUSTRIAL -- 0.47%
     15,000  GATX Corp. ..................     343,375         568,125
                                           -----------     -----------

             ENERGY AND UTILITIES -- 3.61%
     10,000  AGL Resources Inc. ..........     183,885         230,625
      8,000  Central Hudson Gas and
               Electric Corp. ............     345,763         358,000
     16,000  Cilcorp Inc. ................     976,413         979,000
      8,000  Commonwealth Energy
               System ....................     317,210         324,000
      4,000  New England Electric
               System ....................     192,325         192,500
     30,000  Orange & Rockland
               Utilities .................   1,612,814       1,710,000
      2,000  Santa Fe Energy
               Resources Inc.+ ...........      14,959          14,750
     20,000  Southwest Gas Corp. .........     530,942         537,500
                                           -----------     -----------
                                             4,174,311       4,346,375
                                           -----------     -----------

                See accompanying notes to financial statements.

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)-- DECEMBER 31, 1998
================================================================================

   PRINCIPAL                                                    MARKET
    AMOUNT                                     COST             VALUE
   --------                                    ----            -------

             EQUIPMENT AND SUPPLIES-- 1.00%
     50,000  Fedders Corp. Cl. A ........  $   310,916       $   262,500
     25,000  Kuhlman Corp. ..............      941,250           946,875
                                           -----------       -----------
                                             1,252,166         1,209,375
                                           -----------       -----------

             FINANCIAL SERVICES -- 3.27%
     35,000  American Bankers
               Insurance Group ..........    2,088,955         1,693,125
     10,000  Argonaut Group Inc. ........      271,875           245,000
    100,000  BA Merchant
               Services Inc.+ ...........    2,001,810         2,012,500
                                           -----------       -----------
                                             4,362,640         3,950,625
                                           -----------       -----------

             HEALTH CARE -- 0.99%
     15,000  Genentech Inc.+ ............      719,239         1,195,313
                                           -----------       -----------

             PUBLISHING -- 1.40%
     50,000  Petersen Cos.+ .............    1,680,625         1,693,750
                                           -----------       -----------

             RETAIL -- 0.35%
     40,000  Food Lion Inc. Cl. A .......      320,246           425,000
                                           -----------       -----------

             SATELLITE -- 0.07%
      6,000  U.S. Satellite
               Broadcasting Co.+ ........       74,734            82,500
                                           -----------       -----------

             SPECIALTY CHEMICALS-- 0.56%
     20,000  LeaRonal Inc. ..............      678,500           677,500
                                           -----------       -----------
             TOTAL COMMON STOCKS ........   13,799,850        14,457,813
                                           -----------       -----------

             PREFERRED STOCKS -- 0.02%

             CABLE -- 0.02%
      1,000  MediaOne Financing
               Trust II Pfd. ............       26,800            26,063
                                           -----------       -----------
   PRINCIPAL
    AMOUNT
   --------

             CORPORATE BONDS -- 0.09%

             ENTERTAINMENT-- 0.09%
$    100,000 Viacom Inc.
               8.00%, 07/07/06 ..........       99,552           104,250
                                           -----------       -----------

             U.S. GOVERNMENT OBLIGATIONS -- 33.78%
 40,891,000  U.S. Treasury Bills,
               4.02% to 4.47%++, due
               01/07/99 to 02/04/99 .....   40,783,940        40,780,492
                                           -----------       -----------



                                                                MARKET
                                               COST             VALUE
                                               ----            -------
TOTAL INVESTMENTS-- 94.25%                $104,810,337      $113,782,086
                                          ===========

OTHER ASSETS, LIABILITIES AND
 LIQUIDATION VALUE OF CUMULATIVE
 PREFERRED STOCK-- (19.10)% ...........................      (23,056,274)
                                                             -----------

NET ASSETS -- COMMON STOCK -- 75.15%
 (7,921,545 common
 shares outstanding) ..................................       90,725,812
                                                             -----------

NET ASSETS -- CUMULATIVE
PREFERRED STOCK -- 24.85%
 (1,200,000 preferred
 shares outstanding) ..................................       30,000,000
                                                             -----------

TOTAL NET ASSETS-- 100.00% ............................     $120,725,812
                                                            ============

NET ASSET VALUE PER COMMON SHARE
 ($90,725,812 / 7,921,545
 shares outstanding) ..................................           $11.45
                                                                  ======
----------
FOR FEDERAL TAX PURPOSES:

 AGGREGATE COST .......................................     $105,091,558
                                                            ============

 Gross unrealized appreciation ........................     $ 12,235,001

 Gross unrealized depreciation ........................       (3,544,473)
                                                             -----------

 Net unrealized appreciation ..........................     $  8,690,528
                                                            ============

----------
(a) Security fair valued as determined by the Board of Directors.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, the market value of rule 144A securities amounted to $4,868,279 or 4.0% of net assets.
(c) Principal amount denoted in British Pounds. + Non-income producing security. ++ Yields represent the effective yield to maturity on the date of purchase.


                 See accompanying notes to financial statements.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
================================================================================
ASSETS:
 Investments, at value
  (Cost $104,810,337) ................................    $113,782,086
 Cash and foreign currency, at value
  (Cost $5,724) ......................................           5,732
 Receivable for investments sold .....................       8,359,250
 Dividends and interest receivable ...................         585,802
                                                            ----------
    TOTAL ASSETS .....................................     122,732,870
                                                            ----------
LIABILITIES:
 Payable for investments purchased ...................          34,125
 Payable for dividends ...............................       1,459,291
 Payable for investment advisory fees ................         376,391
 Other accrued expenses ..............................         137,251
 .....................................................      ----------
    TOTAL LIABILITIES ................................       2,007,058
                                                            ----------
    NET ASSETS .......................................    $120,725,812
                                                          ============
 NET ASSET VALUE PER COMMON SHARE
 ($90,725,812 / 7,921,545 shares issued
 and outstanding; 100,000,000 shares
 authorized of $0.001 par value) .....................    $      11.45
                                                          ============
NET ASSETS CONSIST OF:
 Cumulative Preferred Stock (8.00%,
  $25 liquidation value, $0.001 par
  value, 2,000,000 shares authorized,
  1,200,000 shares issued and
  outstanding) redemption value ......................    $ 30,000,000
 Capital stock, at par value .........................           7,922
 Additional paid-in capital ..........................      82,126,976
 Accumulated distributions in excess of
  net investment income ..............................         (99,688)
 Accumulated distributions in excess of
  net realized gain on investments and
  foreign currency transactions ......................        (281,221)
 Net unrealized appreciation on
  investments and foreign currency
  transactions .......................................       8,971,823
                                                          ------------
    TOTAL NET ASSETS .................................    $120,725,812
                                                          ============



STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998
================================================================================

INCOME:
 Dividends (net of foreign taxes of $4,675) ..........      $1,273,272
 Interest ............................................       4,568,674
                                                            ----------
  TOTAL INVESTMENT INCOME ............................       5,841,946
                                                            ----------
EXPENSES:
 Investment advisory fees ............................       1,218,262
 Shareholder services fees ...........................         138,207
 Directors' fees .....................................          83,014
 Legal and audit fees ................................          71,397
 Shareholder report expenses .........................          69,260
 Custodian fees ......................................          36,642
 Miscellaneous expenses ..............................          59,693
                                                            ----------
  TOTAL EXPENSES .....................................       1,676,475
                                                            ----------
  NET INVESTMENT INCOME ..............................       4,165,471
                                                            ----------


NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS:
 Net realized gain on investments and
  foreign currency transactions ......................       5,408,607
  Net change in unrealized appreciation
  on investments and foreign
  currency transactions ..............................        (277,461)
                                                            ----------
 NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS ........................................       5,131,146
                                                            ----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS .....................................      $9,296,617
                                                            ==========



STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                           YEAR ENDED                    YEAR ENDED
                                                                        DECEMBER 31, 1998             DECEMBER 31, 1997
                                                                        ----------------              ----------------
OPERATIONS:
  Net investment income                                                  $  4,165,471                   $  3,922,377
  Net realized gain on investments and foreign currency transactions        5,408,607                      5,481,192
  Net realized loss on futures                                                     --                        (91,050)
  Net change in unrealized appreciation of investments and
    foreign currency transactions                                            (277,461)                     4,526,049
                                                                         ------------                   ------------
    Net increase in net assets resulting from operations                    9,296,617                     13,838,568
                                                                         ------------                   ------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
  Net investment income                                                    (1,008,552)                      (623,599)
  Net realized gains                                                       (1,391,448)                      (883,043)
                                                                         ------------                   ------------
   TOTAL DISTRIBUTIONS                                                     (2,400,000)                    (1,506,642)
                                                                         ------------                   ------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
  Net investment income                                                    (3,004,493)                    (3,206,103)
  Net realized gains                                                       (3,927,271)                    (4,507,099)
  Distributions in excess of net investment income                            (68,292)                            --
  Distributions in excess of net realized gains                              (312,617)                       (29,138)
                                                                         ------------                   ------------
   TOTAL DISTRIBUTIONS                                                     (7,312,673)                    (7,742,340)
                                                                         ------------                   ------------
CAPITAL SHARE TRANSACTIONS - NET:                                          (1,240,142)                      (459,867)
                                                                         ------------                   ------------
NET PROCEEDS FROM THE ISSUANCE OF PREFERRED STOCK:                                 --                     28,593,000
                                                                         ------------                   ------------
  Net increase / (decrease) in net assets                                  (1,656,198)                    32,722,719
NET ASSETS
  Beginning of Year                                                       122,382,010                     89,659,291
                                                                         ------------                   ------------
  End of Year                                                            $120,725,812                   $122,382,010
                                                                         ============                   ============



                See accompanying notes to financial statements.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Convertible Securities Fund, Inc. (the "Fund") is a closed-end diversified management investment company whose investment objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities. The Corporation was incorporated in Maryland on December 19, 1988 as an open-end diversified management investment company and commenced operations on July 3, 1989. The Board of Directors, upon approval at a special meeting of shareholders held on February 17, 1995, voted to approve the conversion of the Fund to closed-end status, effective March 31, 1995.

 2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices, or if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securites traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Short term debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.
   REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
   FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At December 31, 1998, the Fund held no forward foreign currency contracts.

   FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At December 31, 1998, there were no open futures contracts.

    There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

   FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

   SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of income and gains on various investments securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Distributions to shareholders of Cumulative Preferred Stock are accrued on a daily basis and are determined as described in Note 3.

   For the year ended December 31, 1998, the following reclassifications were made to decrease distributions in excess of net investment income for $31,396 and increase distributions in excess of net realized gain on investments for $31,396.

   PROVISION FOR INCOME TAXES. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

3. CAPITAL. The Articles of Incorporation, dated December 19, 1988, permit the Fund to issue 100,000,000 shares (par value $0.001) of common stock. In addition, the Fund has been authorized to issue up to 2,000,000 shares of Preferred Stock of which 1,200,000 shares has been designated as $0.001 par value 8% Cumulative Preferred Stock. On May 15, 1997, the Fund received proceeds of $28,593,000 (net of offering costs and underwriting discounts of $1,407,000) from the public offering of 1,200,000 shares of Cumulative Preferred Stock. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Fund is required to meet

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirement could restrict the Fund's ability to pay dividends to Common Shareholders and could lead to sales of portfolio securities at inopportune times. The Preferred Stock is callable at the redemption price at the option of the Fund after May 15, 2002. This Cumulative Preferred Stock introduced leverage into the capital structure of the Fund. This leverage tends to magnify both the risks and opportunities to Common Shareholders. At December 31, 1998, the 1,200,000 shares of 8% Cumulative Preferred Stock outstanding accrued dividends in the amount of $26,301. The income received on the Fund's assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

  The Fund shall not declare dividends or make other distributions on shares of Common Stock or purchase any such shares if at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

   The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and will vote together with holders of shares of Common Stock as a single class. In addition, the Investment Company Act of 1940 requires that, along with approval of the holders of a majority of any outstanding common shares, approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

   The Adviser has been authorized to repurchase on behalf of the Fund up to 250,000 shares of the Fund in the open market, whenever the shares are trading at a discount to net asset value of ten per cent or more. For the year ended December 31, 1998, the Fund repurchased 126,800 shares at a cost of $1,240,142 and at an average discount of 11.2%. During the fiscal year ended December 31, 1997, the Fund repurchased 44,600 shares at a cost of $459,866 and at an average discount of 13.3%.

4. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

    The adviser has agreed not to accrue the management fee on the incremental net assets attributable to the liquidation value of the Cumulative Preferred Stock if the total net asset value return of the common shares of the Fund, including distributions and the advisory fee subject to reduction, does not exceed the stated dividend rate of the Cumulative Preferred Stock. During the year ended December 31, 1998, the Fund has achieved a total return in excess of the stated dividend rate and, thus, management fees were earned.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 1998, other than short-term securities, aggregated $101,194,530 and $97,600,213, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended, December 31, 1998, the Fund paid brokerage commissions of $61,610 to Gabelli & Company, Inc. and its affiliates.

7. BANK LOAN. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at December 31, 1998.

 8. SUBSEQUENT EVENT. On February 9, 1999, the Adviser reorganized its operations and corporate structure by transferring a portion of its assets and liabilities to a successor adviser, Gabelli Funds, LLC, which is wholly owned by Gabelli Asset Management Inc., a newly formed publicly traded company that is 80% owned by the former Adviser. Counsel to the former Adviser has concluded that the ownership change does not constitute an assignment as defined by the Investment Company Act of 1940, as amended.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                              FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout each period:


                                                                                  YEAR ENDED DECEMBER 31,
                                                                  -------------------------------------------------------
                                                                   1998        1997         1996         1995       1994
                                                                  -----       -----        -----        -----       -----
OPERATING PERFORMANCE:
   Net asset value, beginning of year                            $ 11.48      $ 11.08      $ 11.01      $ 10.60    $ 11.52
                                                                 -------      -------      -------      -------    -------
   Net investment income                                            0.53         0.49         0.49         0.53       0.69
   Net realized and unrealized gain (loss) on securities            0.65         1.23         0.31         1.03      (0.71)
                                                                 -------      -------       ------       ------     ------
   Total from investment operations                                 1.18         1.72         0.80         1.56      (0.02)
                                                                 -------      -------       ------       ------     ------
   REASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS              0.01         0.01
OFFERING EXPENSES CHARGED TO ADDITIONAL PAID-IN CAPITAL                         (0.18)
                                                                              -------

DISTRIBUTIONS:
   PREFERRED SHARES
   Distributions from net investment income                        (0.13)       (0.08)          --           --         --
   Distributions from net realized gain on investments             (0.17)       (0.11)          --           --         --
   COMMON SHARES
   Distributions from net investment income                        (0.38)       (0.40)       (0.49)       (0.53)     (0.69)
   Distributions from net realized gain on investments             (0.50)       (0.56)       (0.24)       (0.56)     (0.21)
   Distributions in excess of net investment income                (0.01)          --           --        (0.02)        --
   Distributions in excess of net realized gains                   (0.03)          --           --        (0.01)        --
   Distributions from paid-in capital                                 --           --           --        (0.03)        --
                                                                 -------     --------       ------       ------     ------
   Total distributions                                             (1.22)       (1.15)       (0.73)       (1.15)     (0.90)
                                                                 -------     --------       ------       ------     ------
   NET ASSET VALUE END OF YEAR                                  $  11.45     $  11.48      $ 11.08      $ 11.01    $ 10.60
                                                                ========     ========      =======      =======    =======
   MARKET VALUE, END OF PERIOD                                  $  11.25     $  10.31     $   9.25      $ 10.75         --
                                                                ========     ========     ========      =======    =======
   Total Net Asset Value Return + (a)                                8.3%        13.5%         8.4%        15.0%      (0.2)%
   Total Investment Return + (b)                                    18.4%        22.2%       (7.3)%        12.3%        --
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
   Net Assets, end of period (in 000's)                         $120,726     $122,382     $89,659       $89,137   $112,090
   Net Assets attributable to common shares,
     end of period (in 000's)                                   $ 90,726     $ 92,382     $89,659       $89,137   $112,090
   Ratio of net investment income to average
     net assets attributable to common stock                        4.54%        4.23%       4.33%         4.60%      4.77%
   Ratio of operating expenses to average
     net assets attributable to common stock (c)                    1.83%        1.68%       1.45%         1.56%      1.31%
   Ratio of operating expenses to
     average total net assets                                       1.38%        1.39%       1.45%         1.56%      1.31%
   Portfolio Turnover Rate                                           149%         243%        114%          140%        67%
   PREFERRED STOCK:
   Liquidation value (in 000's)                                   30,000       30,000          --            --         --
   Total shares outstanding (in 000's)                             1,200        1,200          --            --         --
   Asset coverage per share                                          402%         408%         --            --         --
   Liquidation preference per share                             $  25.00     $  25.00          --            --         --
   Average market value per share (d)                           $  26.84     $  25.69          --            --         --


---------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.

(a)  Based on net asset value per share.
(b) Based on net asset value per share through March 31, 1995, the date of conversion of the Fund to closed-end status, and market value thereafter.
(c) The ratio of operating expenses to average net assets attributable to common stock during the fiscal year ended December 31, 1995 includes a current period expense associated with the conversion of the Fund to closed-end status. Without the conversion expense, this ratio would have been 1.28%. The ratio of operating expenses to average net assets attributable to common stock for the fiscal year ended December 31, 1997 does not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including the custodian fee credit, the ratio of operating expenses to average net assets attributable to common stock for the year would have been 1.67%.
(d)  Based on weekly prices.


                 See accompanying notes to financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THE GABELLI CONVERTIBLE SECURITIES FUND, INC.

   In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Convertible Securities Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York
February 25, 1998

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.

                   FEDERAL INCOME TAX INFORMATION (UNAUDITED)
                               CALENDAR YEAR 1998

CASH DIVIDENDS AND DISTRIBUTIONS

                                               TOTAL AMOUNT        ORDINARY         LONG-TERM         DIVIDEND
         PAYABLE                  RECORD           PAID           INVESTMENT         CAPITAL        REINVESTMENT
          DATE                     DATE          PER SHARE          INCOME            GAINS             PRICE
          ----                     ----          ---------          -------           -----             ----
    COMMON SHARES
         03/26/98                03/17/98         $0.2000          $0.1365           $0.0635           $11.10
         06/26/98                06/18/98          0.2000           0.1365            0.0635            11.02
         09/28/98                09/18/98          0.2000           0.1365            0.0635            10.52
         12/28/98                12/17/98          0.3200           0.2184            0.1016            11.49
                                                  -------          -------           -------
         Total Common Stock                       $0.9200          $0.6279           $0.2921
                                                  -------          -------           -------

PREFERRED SHARES
         03/26/98                03/18/98         $0.5000          $0.3413           $0.1587
         06/26/98                06/19/98          0.5000           0.3413            0.1587
         09/28/98                09/21/98          0.5000           0.3413            0.1587
         12/28/98                12/18/98          0.5000           0.3413            0.1587
                                                  -------          -------           -------
         Total Preferred Stock                    $2.0000          $1.3651           $0.6349
                                                  -------          -------           -------

     A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 1998 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. 100% of the long term capital gains paid by the Convertible Securities Fund in 1998 was classified as "20% Rate Gains" subject to a maximum tax rate of 20% (or 10% depending on an individual's tax bracket). Capital gain distributions are reported in box 2a of Form 1099-DIV.

RETURN OF CAPITAL
     The amount received as a non-taxable (return of capital) distribution should be applied to reduce the tax cost of shares. There was no return of capital in 1998.

CORPORATE DIVIDENDS RECEIVED DEDUCTION AND U.S. TREASURY SECURITIES INCOME
     The Fund paid to common shareholders ordinary income dividends of $0.1365 per share on March 26, 1998, June 26, 1998, September 28, 1998 and $0.2184 per share on December 28, 1998. The Fund paid to preferred shareholders ordinary income dividends of $0.3413 per share on March 26, 1998, June 26, 1998, September 28, 1998, and December 28, 1998. For 1998, 15.56% of the ordinary income dividend qualifies for the dividend received deduction available to corporations. The percentage of ordinary income dividends paid by the Fund during 1998 derived from U.S. Treasury Securities was 39.89%. However, it should be noted that the Convertible Securities Fund did not hold more than 50% of its assets in U.S.
Treasury Securities at the end of each calendar quarter during 1998.

                                              HISTORICAL DISTRIBUTION SUMMARY
                                                     SHORT-TERM    LONG-TERM                                   ADJUSTMENT
                                      INVESTMENT       CAPITAL      CAPITAL      RETURN OF         TOTAL           TO
                                      INCOME (A)      GAINS (A)      GAINS      CAPITAL (B)    DISTRIBUTIONS   COST BASIS
                                       ---------      --------       -----       ---------      -----------     ---------

COMMON SHARES
1998                                   $0.3866         $0.2413     $0.2921          --           $0.9200            --
1997                                    0.3969          0.2285      0.3346          --            0.9600            --
1996                                    0.4900          0.1416      0.1034          --            0.7350            --
1995                                    0.5574          0.2041      0.3595        0.0290          1.1500          0.0290-
1994                                    0.5730          0.1150      0.2120          --            0.9000            --
1993                                    0.5610          0.2000      0.6640          --            1.4250            --
1992                                    0.6540          0.0900      0.1320          --            0.8760            --
1991                                    0.7060          0.1120      0.0470          --            0.8650            --
1990                                    0.6900            --          --            --            0.6900            --
1989                                    0.1150            --          --            --            0.1150            --

PREFERRED SHARES
1998                                   $0.8405         $0.5246     $0.6349          --           $2.0000            --
1997                                    0.5082          0.2926      0.4270          --            1.2278            --

--------------
(a) Taxable as ordinary income for Federal tax purposes.
(b) Non-taxable.
-   Decrease in cost basis.

        AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN
     It  is  the  Policy  of  The  Gabelli  Convertible  Securities  Fund,  Inc.
("Convertible Securities Fund") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Convertible Securities Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Convertible Securities Fund to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Convertible Securities Fund. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                  The Gabelli Convertible Securities Fund, Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

     Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact State Street at 1 (800) 336-6983.

     SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

     If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Convertible Securities Fund's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or
(ii) 95% of the then current market price of the Convertible Securities Fund's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Convertible Securities Fund valued at market price. If the Convertible Securities Fund should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Convertible Securities Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

     The Convertible Securities Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Convertible Securities Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street Bank and Trust Company for investments in the Convertible Securities Fund shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street Bank and Trust Company will use these funds to purchase shares in the open market on or about the 15th of each month. Beginning June 1, 1999, purchases will be made on or about the 1st and 15th of each month. State Street Bank and Trust Company will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. However, the Fund's Adviser, Gabelli Funds, LLC, has arranged that these purchases will be executed at no commission through December 31, 1999. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street Bank and Trust Company at least 48 hours before such payment is to be invested.

     For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Convertible Securities Fund.

  ---------------------------------------------------------------------------
    The Annual Meeting of the Convertible Securities Fund's stockholders will be held at 8:30 A.M. on Monday, May 17, 1999, at the Greenwich Hyatt, 1800 East Putnam Avenue in Greenwich, Connecticut.
  ---------------------------------------------------------------------------

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                                       28

                             DIRECTORS AND OFFICERS
                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1434

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN

E. Val Cerutti
  CHIEF EXECUTIVE OFFICER
  CERUTTI CONSULTANTS, INC.

Felix J. Christiana
  FORMER SENIOR VICE PRESIDENT
  DOLLAR DRY DOCK SAVINGS BANK

Anthony J. Colavita, P.C.
  ATTORNEY-AT-LAW
  ANTHONY J. COLAVITA, P.C.

Dugald A. Fletcher
  PRESIDENT, FLETCHER & COMPANY, INC.

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT
  PROFESSOR, PACE UNIVERSITY

Anthonie C. van Ekris
  MANAGING DIRECTOR
  BALMAC INTERNATIONAL, INC.

Salvatore J. Zizza
  CHAIRMAN
  THE BETHLEHEM CORP.

OFFICERS AND PORTFOLIO MANAGERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Peter W. Latartara
  VICE PRESIDENT

A. Hartswell Woodson, III
  ASSOCIATE PORTFOLIO MANAGER

James E. McKee
  SECRETARY

INVESTMENT ADVISOR

Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1434

CUSTODIAN, TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

STOCK EXCHANGE LISTING
                            COMMON        8.00% PREFERRED
                           --------       ---------------
NYSE-Symbol:                  GCV             GCV Pr
Shares Outstanding:        7,921,545         1,200,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Convertible Securities Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal.

It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Convertible Securities Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

     -----------------------------------------------------------
       For general information about the Gabelli Funds,
       call 1-800-GABELLI (1-800-422-3554), fax us
       at 914-921-5118, visit our Internet homepage at:
       HTTP://WWW.GABELLI.COM, or e-mail us at:
       CLOSEDEND@GABELLI.COM
     -----------------------------------------------------------

--------------------------------------------------------------------------------
  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Convertible Securities Fund may from time to time purchase shares of its capital stock in the open market when the Convertible Securities Fund shares are trading at a discount of 10% or more from the net asset value of the shares
--------------------------------------------------------------------------------

                 THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1434



                     PHONE: 1-800-GABELLI (1-800-422-3554)

                  FAX 1-914-921-5118 Internet:www.gabelli.com
                         e-mail: closedend@gabelli.com               GBFCS-AR-99